STORAGE @CCESS TECHNOLOGIES INC.
                      SHARE INCENTIVE PLAN



          Exhibit 10.4




                STORAGE @CCESS TECHNOLOGIES INC.
                      SHARE INCENTIVE PLAN



Section 1  Purposes.

     The purposes of this Share Incentive Plan, as amended from time to time (this "Plan"), are to encourage selected key employees, directors and consultants of the Corporation and its Affiliates to acquire a proprietary and vested interest in the growth and performance of the Corporation, to generate an increased incentive to contribute to the Corporation's future success and prosperity, thus enhancing the value of the Corporation for the benefit of share owners, and to enhance the ability of the Corporation and its Affiliates to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Corporation depends.

Section 2  Definitions.

     As used in this Plan, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean (i) any corporation which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 424(f) of the Code, (ii) any entity that, directly or indirectly, is controlled by the Corporation or (iii) any entity in which the Corporation has a significant equity interest, in either case as determined by the Committee.

     "Award" shall mean any Option.

     "Award Notice" shall mean any written notice, agreement, contract, or other instrument or document evidencing any Award and covering the specific terms and conditions of such Award.

     "Board"   shall   mean  the  Board  of  Directors   of   the
     Corporation.

     "Change  of Control" shall be deemed to have taken place  if
     (i) the shareholders of the Corporation approve a definitive agreement for (x) the merger or other business combination of the Corporation with or into another corporation or entity pursuant to which the shareholders of the Corporation do not own, immediately after the transaction, more than 50% of the voting power of the corporation or entity that survives the merger or business combination, or (y) the sale, exchange or other disposition of all or substantially all of the assets of the Corporation, (ii) any person, entity, or affiliated group, other than existing shareholders, option holders, or warrant holders of the Corporation and their respective affiliates and related parties, acquirie or otherwise become entitled to vote more than 50% of the voting power of the Shares of the



          Exhibit 10.4

     Corporation in a single transaction or in related series of transactions; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Corporation's shareholders of each new Director was approved by a vote of at least three-quarters of the Directors then still in office who were Directors at the beginning of the period.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean a committee consisting entirely of two or more non-Employee directors, who are empowered hereunder to take all action required in the administration of the Plan and the grant and administration of Awards hereunder.

     "Corporation" shall mean Storage @ccess Technologies Inc., a
     Yukon corporation.

     "Consultant" shall mean an individual (or a company wholly-owned by individuals) who:

     (a) provides ongoing consulting services to the Corporation or an Affiliate thereof under a written contract;

     (b) possesses technical, business or management expertise of value to the Corporation or an Affiliate thereof;

     (c) spends a significant amount of time and attention on the business and affairs of the Corporation or an Affiliate thereof; and

     (d) has a relationship with the Corporation or an Affiliate thereof that enables the individual to be knowledgeable about the business and affairs of the Corporation.

     "Directors" shall mean the members of the Board of Directors of the Corporation.

     "Disability" shall mean a Participant's permanent disability within the meaning of Section 22(e)(3) of the Code.

     "Discounted Market Price" shall mean, with respect to Shares, the Market Price less a discount which shall not exceed the amount set forth below, subject to a minimum price of $0.10; if the Market Price is $0.50 or less, the discount is 25%; if the Market Price is from $0.51 to $2.00,



          Exhibit 10.4
     the discount is 20%; and if the Market Price is greater than $2.00, the discount is 15%.

     "Employee" shall mean any employee of the Corporation or of any Affiliate.

     "Exchange" shall mean the Canadian Venture Exchange or such other stock exchange upon which the Corporation's shares are traded and the Corporation is listed.

     "Incentive Stock Option" shall mean an option granted  under
     Section 6(1) of this Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Investor Relations Activities" shall mean any activities or oral or written communications, by or on behalf of the Corporation or shareholder of the Corporation, that promote or reasonably could be expected to promote the purchase or sale of securities of the Corporation, but does not include:

     (a) the dissemination of information provided, or records prepared, in the ordinary course of business of the Corporation

          (i) to promote the sale of products or services of the Corporation, or

          (ii) to raise public awareness of the Corporation,

          that cannot reasonably be considered to promote the purchase or sale of securities of the Corporation;

     (b) activities or communications necessary to comply with the requirements of

          (i)  applicable securities laws,

          (ii) exchange requirements or the by-laws, rules or other regulatory instruments of any other self regulatory body or exchange having jurisdiction over the Corporation;

     (c) communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if

          (i) the communication is only through the newspaper, magazine or publication, and



          Exhibit 10.4

          (ii) the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or

     (d) activities or communications that may be otherwise specified by the Exchange.

     "Key Management Employee" shall mean senior officers and Management Company Employees of the Corporation or directors, senior officers and Management Company Employees of the Corporation's Affiliates to whom Options may be granted in reliance on a prospectus exemption under applicable securities laws.

     "Management Company Employee" shall mean an individual employed by a company or individual providing management services to the Corporation, which are required for the ongoing successful operation of the business enterprise of the Corporation, but excluding a person or company engaged in Investor Relations Activities.

     "Market Price", subject to the exceptions noted below, means the closing price of the Shares on the Exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which the shares were traded. If at any time the Shares are not traded on the Exchange or in the over-the-counter market, Market Price shall be determined by the Directors or Committee administering the Plan, taking into consideration those factors affecting or reflecting value which they deem appropriate. Notwithstanding the foregoing, the following adjustments shall be made to Market Price in the following circumstances:

     (a) "Consolidation Exception" The Market Price is to be adjusted for any share consolidation or split. If the notice of the transaction is within 10 days following a consolidation of the Corporation's share capital, the minimum price per Share will be the greater of the Market Price, adjusted for any share consolidation or split, or $0.10;

     (b) "Material Change Exception" If the Corporation announces a material change in the affairs of the Corporation after providing notice of the transaction and if the Exchange determines that a party to the transaction was probably aware of that pending material change, then the Market Price will be at least equal to the closing price of the Shares on the trading day after the day on which that material change was announced;



          Exhibit 10.4

     (c) "Price Interference Exception" If the Exchange determines that the closing price is not a fair reflection of the market for the Shares and the Shares appear to have been high-closed or low-closed, then the Exchange will determine the Market Price to be used;

     (d) "Suspension Exception" If the Corporation is suspended from trading or has, for any reason, not traded for an extended period of time, the Exchange may determine the deemed Market Price to be used; and

     (e) "Minimum Price Exception" The Exchange will not generally permit the Shares to be issued from treasury at a price of less than $0.10 nor will the Exchange generally permit any securities convertible into Shares to be issued with an effective conversion price of less than $0.10 per Share.

     "Non-Qualified Stock Option" shall mean an option granted under Section 6(1) of this Plan that is not intended to be an Incentive Stock Option.

     "Option"  shall  mean an Incentive Stock Option  or  a  Non-
     Qualified Stock Option.

     "Participant" shall mean any Service Provider selected by the Committee to receive an Award under this Plan.

     "Plan" shall mean the Share Incentive Plan as set forth herein.

     "Retirement" shall mean a Participant's termination of employment with, or the termination of the provision of services for, the Corporation or any Affiliate at or after age 65 (or such earlier age as the Committee shall determine) or in any other manner determined by the Committee to constitute retirement.

     "SEC" shall mean the Securities and Exchange Commission, or any successor thereto and shall include the staff thereof.

     "Service   Provider"  shall  mean  an  Employee,   Director,
     Management Company Employee or Consultant of the Corporation or an Affiliate.

     "Stock Option Plan" shall mean the Stock Option Plan established in Section 6 hereof.

     "Shares" shall mean the common shares of the Corporation as constituted on the date hereof, or, following an adjustment under Section 4(3) of this Plan, such other securities or property as may become subject to Awards in substitution for such common shares pursuant to such adjustment.




          Exhibit 10.4

Section 3  Administration.

(1) Authority of Committee. This Plan shall be administered by the Committee. Subject to the terms of this Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by this Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to eligible Participants; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer this Plan and any instrument or agreement relating to this Plan or any Award hereunder; (viii) correct errors, omissions or inconsistencies in this Plan or in any Award Notice, or any other instrument relating to an Award under this Plan, and (subject to the provisions of Section 9) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in this Plan;
     (ix) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan. To the extent necessary or appropriate, the Committee may adopt sub-plans consistent with this Plan to conform to applicable state or foreign securities or tax laws. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(2) Determinations Under This Plan. Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Corporation, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Corporation.

(3) Liability of Committee. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her services on the Committee. Service on the



          Exhibit 10.4

     Committee shall constitute service as a director of the Corporation (solely for purposes of the provisions of this Section 3(3)) so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

(4) Delegation of Certain Responsibilities. The Committee may, in its sole discretion, delegate to appropriate officers of the Corporation the administration of this Plan; provided, however, that no such delegation by the Committee shall be made (i) if such delegation would not be permitted under applicable law or
     (ii) with respect to the administration of this Plan as it affects executive officers or directors of the Corporation, and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in this Plan. Subject to the above limitations, the Committee may delegate to the President or Chief Executive Officer of the Corporation its authority under this Section 3 to grant Awards to employees who are not Key Management Employees or directors of the Corporation. All authority delegated by the Committee under this Section 3(4) shall be exercised in accordance with the provisions of this Plan and any guidelines for, conditions on, or limitations to the exercise of such authority that may from time to time be established by the Committee.

(5)  Award  Notices.   Each  Award  under  this  Plan  shall   be
     evidenced by an Award Notice that shall be signed by an officer of the Corporation, and shall contain such terms and conditions as may be approved by the Committee, which need not be the same in all cases. Any Award Notice may be supplemented or amended in writing from time to time as approved by the Committee, provided that the terms of such agreements as amended or supplemented, as well as the terms of the original Award Notice, are not inconsistent with the provisions of this Plan. Nothing contained in this Plan or any resolutions adopted or to be adopted by the Board or by the shareholders of the Corporation shall constitute the granting of an Award under this Plan. A Service Provider who receives an Award under this Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, unless and until such Service Provider has been provided with an Award Notice or other instrument evidencing the Award and has otherwise complied with the applicable terms and conditions of the Award.

(6) Awards to Directors. Awards to Directors shall be granted by the Committee. If the Committee is not composed as prescribed in the definition of Committee above, the Board may take such action with respect to any Award to a Director as it deems necessary or advisable to comply with Rule 16b-3 of the United


          Exhibit 10.4

     States Securities Exchange Act of 1934 and any related rules.

(7) Financial Reports. To the extent required by applicable law, the Corporation shall furnish to Participants the Corporation's annual financial statements which need not be audited. This provision shall not apply to Participants that have duties with the Corporation or an Affiliate that assure them access to equivalent information.


Section 4  Shares Available for Awards.

(1)  Shares  Available.   Subject to adjustment  as  provided  in
     Section 4(3), the number of Shares with respect to which Awards may be granted under the Stock Option Plan shall be 11,812,740.

(2) Terminations and Cancellations. If, after the effective date of this Plan, an Award otherwise terminates or is cancelled without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such termination or cancellation, shall again be Shares with respect to which Awards may be granted.

(3)  Adjustments.   In  the  event that the Committee  determines
     that any dividend or other distribution (whether in the form of
     cash,   Shares,   other  securities,  or  other   property),
     recapitalization,   stock  split,   reverse   stock   split,
     reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or the kind of equity securities of the Corporation (or the number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or the kind of equity securities of the Corporation (or the number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that any adjustment of an Incentive Stock Option shall be made in such a manner so as not to constitute a "modification" within the



          Exhibit 10.4
     meaning of Section 424(h)(3) of the Code; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(4)  Sources  of  Shares  Deliverable Under Awards.   Any  Shares
     delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares.

(5) Single Participant Limitation. The aggregate number of Shares reserved for issuance to any one Participant upon the exercise of Options shall not exceed five percent (5%) of the total number of Shares outstanding at the time of grant, provided that any reduction in the number of outstanding Shares shall not affect any Option granted hereunder prior to the reduction.

(6)  Consultants.   The aggregate number of Shares  reserved  for
     issuance to any one Consultant upon the exercise of Options shall not exceed two percent (2%) of the total number of Shares outstanding at the time of grant, provided that any reduction in the number of outstanding Shares shall not affect any Option granted hereunder prior to the reduction.

(7) Investor Relations. The aggregate number of Shares reserved for issuance to any one person employed in Investor Relations Activities upon the exercise of Options shall not exceed two percent (2%) of the total number of Shares outstanding at the time of grant, provided that any reduction in the number of outstanding Shares shall not affect any Option granted hereunder prior to the reduction.


Section 5  Eligibility.

     Service Providers shall be eligible to be designated as Participants under the Plan.


Section 6  Stock Option Plan.

(1)  Grant.   Subject  to  the  provisions  of  this  Plan,   the
     Committee shall have the authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option; provided, however, that the terms and conditions of any Incentive Stock Option granted hereunder shall be subject to, and shall comply in all respects with, the requirements of Section 422 of the Code, as amended from time to time. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options; provided, however that Incentive Stock Options shall not be granted to Consultants, non-employee Directors or any other persons who are not permitted to receive Incentive Stock Options under the Code.


          Exhibit 10.4

(2) Number of Shares. Each Award Notice covering Options shall state that it covers a specified number of Shares, as determined by the Committee.

(3)  Price.   The price at which each Share covered by an  Option
     may be purchased shall be determined in each case by the Committee and set forth in the Award Notice related to such Option, but in no event shall such price be less than the Discounted Market Price of a Share on the trading day immediately preceding the day on which the Option is granted; provided, however, that the exercise price for each Share covered by an Incentive Stock Option (i) shall not be less than Market Price for the Shares on the date on which the Option is Granted and
     (ii) in the case of any Incentive Stock Option granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation of the Corporation, must be at least 110% of the Market Price of the Shares subject to the Incentive Stock Option.

(4) Duration of Options. Each Award Notice covering Options shall state the period of time, determined by the Committee, within which the Option may be exercised by the Participant (the "Option Period"). The Option Period must expire, in all cases, not more than five years from the date an Option is granted.
     Each Award Notice shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall vest, provided (i) that, except as otherwise indicated herein, Options shall vest over a minimum period of 18 months on a pro rata calendar quarter basis; (ii) Options issued to Consultants engaged in providing Investor Relations Activities must vest over a period of twelve months with no more than 1/4 of the Options vesting in any three month period; and (iii) further provided that Options granted to Participants in the State of Florida shall provide such Participant with the right to exercise the Option at the rate of at least 20% per year over five years from the date the Option is granted in each case, subject to the conditions on exercise set forth in the Plan or the applicable Option agreement. If any Option is not exercised during its Option Period, it shall be deemed to have been forfeited and of no further force or effect.

(5) Election. The Committee shall have the authority to provide in any Award Notice that a Participant may, rather than exercise Options which he or she is entitled to exercise under Section 6(4), irrevocably elect to require the Corporation to purchase for cancellation any such Options, in whole or in part upon such election and, in lieu of receiving the Shares to which the purchased Options relate (the "Designated Shares") the Corporation, in its sole discretion, shall deliver to the Participant either (a) a cash payment of an amount equal to the product of the number of Designated Shares multiplied by the difference between the Discounted Market Price and the exercise price per share of the Designated Shares, less any amount withheld on account of income taxes, which withheld income taxes will be remitted by the Corporation or (b) that number of Shares, disregarding fractions, which have an aggregate Discounted Market Price equal to the product of the number of Designated Shares multiplied by the difference between the Discounted Market Price and the exercise price per share of the Designated Shares, less



          Exhibit 10.4
     any amount withheld on account of income taxes, which withheld income taxes will be remitted by the Corporation. For the purposes of this section, in order to determine the Discounted Market Price, the Market Price per Share shall be the weighted average trading price of the Share during the five days immediately preceding the date of the Participant's election herein.

(6)  Termination of Service, Death, Disability, etc.   Except  as
     otherwise determined by the Committee, each Award Notice covering Options shall provide as follows with respect to the exercise of the Options:

     (a) If the Participant is terminated as a Service Provider within the Option Period "for cause," the Option shall thereafter be void for all purposes. As used in this Section 6(6)(a), "cause" shall mean (x) the intentional disregard of, or a gross violation of, the Corporation's established policies and procedures, as determined by the Corporation or the Committee,
          (y) knowingly engaging in conduct amounting to fraud, misrepresentation, misappropriation, theft or embezzlement against the Corporation or otherwise engaging in acts materially damaging to the business of Corporation or (z) if applicable, as set forth in any employment or similar agreement between the Participant and the Corporation. The effect of this
          Section 6(6)(a) shall be limited to determining the consequences of a termination in relation to entitlement to Options, and nothing in this Section 6(6)(a) shall restrict or otherwise interfere with the Corporation's discretion with respect to the termination of any Service Provider;

     (b) If the Participant ceases to be a Service Provider due to the Participant's Retirement, the Option may be exercised by the Participant, within three months following his or her Retirement if the Option is an Incentive Stock Option or within twelve months following his or her Retirement if the Option is a Non-Qualified Stock Option (provided in each case that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date the Participant ceases to be a Service Provider;



          Exhibit 10.4

     (c)  If  the  Participant dies while he or she is a  Service
          Provider or within the three-month period following the Participant's Retirement, the Option may be exercised by those entitled to do so under the Participant's will or by the laws of descent and distribution within twelve months following the Participant's death (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Participant's death or at such time as the Participant ceased to be a Service Provider, whichever is earlier;

     (d)  If the Participant suffers a Disability while a Service
          Provider, Options held by the Participant may be exercised by the Participant within twelve months following the date the Participant ceases to be a Service Provider (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date the Participant ceased to be a Service Provider;

     (e) If the Participant, other than a Participant engaged in Investor Relations Activities, ceases to be a Service Provider within the Option Period for any reason other than cause, Retirement, Disability or the Participant's death, the Option may be exercised by the Participant within three months following the date of such cessation (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date that the Participant ceases to be a Service Provider;

     (f) If a Participant who is engaged in Investor Relations Activities ceases to be employed to provide Investor Relations Activities within the Option Period for any reason other than cause, Retirement, Disability or the Participant's death, the Option may be exercised by the Participant within 30 days following the date of such cessation (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date that the Participant ceases to be engaged in Investor Relations Activities;

     (g) Notwithstanding the provisions of this Section 6(6) or any other provision of the Plan, with respect to any Options granted to an Employee in connection with the commencement of employment




          Exhibit 10.4
          as an Employee, the Committee may provide for terms as to retirement, disability, death or other termination of employment which are different from the terms provided in this Section 6(6) if such different terms are set forth in a written employment agreement with the Employee, which agreement shall have been approved by the Board, or are otherwise provided by the Committee, subject to the approval by the Board. Notwithstanding the foregoing, no Incentive Stock Options may be granted pursuant to this Section 6(6)(g);

     (h) Whether an authorized leave of absence or absence due to active military service shall constitute termination as a Service Provider shall be determined by the Committee at the time thereof. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the period of leave exceeds ninety (90) days, unless the individual's right to re-employment is guaranteed by statute or contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave; and

     (i) If a Participant's status as a particular type of Service Provider changes to another type of Service Provider, the Committee, in its discretion, may determine that any Option previously granted shall continue in full force and effect so long as the Option is a Non-Qualified Stock Option. The Committee shall be permitted, in its discretion, to grant Non-Qualified Stock Options that provide that they shall continue in full force and effect if the Participant's status with the Corporation or any Affiliate changes, but such person continues as a Service Provider.

(7)  Limitation  on  Amount  of  Incentive  Stock  Options.   The
     aggregate fair market value (determined as of the time the Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan (and all other incentive stock option plans of the Corporation, any subsidiary or parent corporation of the Corporation) shall not exceed US$100,000. In no event, however, shall an acceleration of exercisability pursuant to the terms of this Plan operate to reduce or limit the number of shares that may be exercised pursuant to such Incentive
     Stock  Options.   Shares in excess of the US$100,000   limit
     described herein shall be treated as Shares subject to a Non-Qualified Stock Option.


Section 7  Terms and Conditions.

(1) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, or in substitution for, any other Award granted under this Plan. Except as otherwise provided herein, Awards



          Exhibit 10.4
     granted in addition to other Awards may be granted either at the same time as, or at a different time from, the grant of such other Awards.

(2) Forms of Payment by Corporation Under Awards. Subject to the terms of this Plan and of any applicable Award Notice, payments or transfers to be made by the Corporation or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

(3) Limits on Transfer of Awards. An Award shall be neither assignable nor transferable other than by will or the laws of descent and distribution, and an Option subject to exercise may be exercised, during the lifetime of the Participant, only by the Participant or in the event of death, the Participant's beneficiary as hereinafter provided, or in the event of disability, the Participant's personal representative.

(4) Term of Awards. Unless otherwise provided herein, the term of each Award shall be for such period as may be determined by the Committee.

(5)  Certificates.    Unless  otherwise  provided   herein,   all
     certificates for Shares or other securities of the Corporation or any Affiliate delivered under this Plan pursuant to any Award, or the exercise thereof, shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal, provincial or territorial or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(6) Consideration for Grants. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(7)  Delivery of Shares or Other Securities and Payment by
     Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to this Plan or the applicable Award Notice is, or is arranged to be (on terms acceptable to the Committee), received by the Corporation. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined



          Exhibit 10.4
     value, as determined by the Committee, of all cash and cash equivalents and the Discounted Market Price of any such Shares or other property so tendered, or arranged to be tendered, to the Corporation, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to this Plan or the applicable Award Notice to the Corporation.

(8)  Cancellation  or Suspension of Awards.  The Committee  shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be cancelled
     or  suspended.   In particular, but without limitation,  all
     outstanding Awards to any Participant shall be cancelled if the Participant, without the consent of the Committee, while employed by or providing services for the Corporation or after termination of such employment or services, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Corporation or with any business in which the Corporation has a substantial interest as determined by the Committee.

(9)  Conditions and Restrictions on Awards.   At the time that an
     Award is granted, the Committee may provide for any conditions and/or restrictions that it intends to impose upon the Award and/or the Shares subject to the Award. The Committee may accelerate the vesting of any Participant's Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Corporation shall amend the Award Notice to reflect the new vesting schedule. The acceleration of the exercise period of an Option shall not affect the expiration date of that Option. Notwithstanding the Committee's discretion in determining a vesting schedule, if any, with respect to a particular Award, an Option shall become fully vested should the Board of Directors recommend acceptance of a take-over bid or issue-bid for Shares of the Corporation.

(10) Option Exercise. Options shall be exercised by the delivery of written notice to the Corporation, in such form and to be filed in such manner as the Committee shall in its sole discretion prescribe, not later than 5:00 p.m., Toronto time, on the last day on which the Option may be exercised. Any written notice of the exercise of an Option shall set forth the number of Shares with respect to which the Option is to be exercised, shall include any statement or representation required by the applicable Award Notice, and shall be accompanied by paying in full the purchase price for the Shares.


Section 8 Registration of Option Shares. The Options shall not be exercisable unless the purchase of the Shares is pursuant to an applicable effective registration statement under the United States Securities Act of 1933, as amended, or unless, in the



          Exhibit 10.4
opinion of counsel to the Corporation, the proposed purchase of the Shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the registration or qualification requirements of applicable state securities laws.

Section 9. Change of Control. In the event of a Change of Control, the Committee may, in its discretion, determine that all outstanding Options granted under this Plan shall become exercisable in full whether or not otherwise exercisable at such time, and any such Option shall remain exercisable in full thereafter until it expires pursuant to its terms.


Section 10  Amendment and Termination.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Notice or in this Plan:

     (a) Amendments to this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan at any time without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other person; provided that notwithstanding any other provision of this Plan or any Award Notice, no such amendment, alteration, suspension, discontinuation, or termination shall be made without shareholder approval if such approval is necessary to comply with, or to obtain exemptive relief under, any tax or regulatory requirement that the Board deems desirable to comply with.

     (b) Amendments to Awards Generally. Except as otherwise provided herein, the Committee may waive any conditions or rights under, amend any terms of, or accelerate or alter, any Award granted hereunder, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award, provided that such action does not (i) materially impair the rights of any Participant or holder or beneficiary of an Award without such person's consent, or (ii) result in a decrease in the Discounted Market Price of an Award without such Participant's or holder's or beneficiary's consent;

     (c)  Exchange Requirements Regarding Amendments to Terms  of
          Awards. No amendment or alteration shall be made to the exercise price of Awards previously issued to insiders of the Corporation without obtaining disinterested shareholder approval. The exercise price of a previously granted Award can be amended only if at least six months have elapsed since the later of the (i) date of commencement of the term of the Award, and (ii) the date



          Exhibit 10.4
          the exercise price of the Award was last amended. If the exercise price of an Award is amended to the Discounted Market Price per Share on the trading day immediately preceding the effective date of the amendment, the Exchange hold period will apply from the date of the amendment; whereas if the exercise price of an Award is amended to the Market Price per Share on the trading day immediately preceding the effective date of the amendment, the Exchange hold period will not apply. An Award must be outstanding for at least one year before the Corporation may extend the term of the Award. Any extension of the length of the term of an Award shall be treated as a grant of a new option that is required to comply with the pricing and other requirements of the applicable rules of the Exchange.

     (d) Adjustments of Awards Upon Certain Acquisitions. In the event the Corporation or any Affiliate shall assume outstanding employee awards or the right or obligation to make future employee awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of this Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or an equitable relationship between the assumed awards and the Awards as so adjusted;

     (e) Adjustment of Awards Upon the occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(3) hereof) affecting the Corporation, any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan; and

     (f)  Cancellation.  Any provision of this Plan or any Award
          Notice to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award (equal to the Discounted Market Price of the Award to be cancelled) made to the holder of such cancelled Award.



          Exhibit 10.4

Section 11  General Provisions.

(1) Representations; Legend. The Committee may require each Participant purchasing Shares pursuant to an Option to represent to and agree with the Corporation in writing that the Participant is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. However, the certificates representing the Options and any Shares issued upon exercise of the Options must, in accordance with the rules of the Exchange, be legended with at least a four month Exchange hold period, such period commencing from the date of the granting of the Options.

(2) No Rights to Awards. No Service Provider, Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Service Providers, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(3) Withholding. A Participant may be required to pay to the Corporation or any Affiliate, and the Corporation or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under this Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property, as determined by the Committee) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan, and to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such taxes. In the case of payments of Awards in the form of Shares, at the Committee's discretion, the Participant may be required to pay to the Corporation or an Affiliate the amount of any taxes required to be withheld with respect to such Shares or, in lieu thereof, the Corporation or an Affiliate shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of Shares whose Discounted Market Price equals the amount required to be withheld. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award. In the discretion of the Committee, the Corporation may offer loans to Participants to satisfy withholding requirements on such terms as the Committee may determine, which terms may in the discretion of the Committee be non-interest bearing.

(4)  No   Limit  on  Other  Compensation  Arrangements.   Nothing
     contained in this Plan shall prevent the Corporation or any Affiliate from adopting or continuing in effect other compensation arrangements, which may (but need not) provide for




          Exhibit 10.4
     the grant of options, restricted stock and other types of security-based awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(5) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to render services to, the Corporation or any Affiliate. Further, the Corporation or an Affiliate may at any time dismiss a Participant from employment, or otherwise terminate its relationship with a Service Provider, free from any liability or any claim under this Plan, except to the extent expressly provided otherwise in this Plan or in any Award Notice.

(6) No Rights as Shareholder. Subject to the provisions of the applicable Award Notice, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under this Plan until he or she has become the holder of such Shares.

(7) Governing Law. The validity, construction, and effect of this Plan and any rules and regulations relating to this Plan and any Award Notice shall be determined in accordance with the laws of the State of Florida and applicable United States law; provided, however, that, to the extent Canadian federal, Yukon territorial law or Ontario provincial law is applicable to any aspect of this Plan, such law shall control to the extent that it does not conflict with application of any securities laws or tax laws of the United States upon the grant or exercise of an Award.

(8) Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(9) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation, and any payment tendered to the Corporation by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an



          Exhibit 10.4
     offer to sell securities of the Corporation, and no such offer shall be outstanding, unless and until the Committee has determined that any such offer, if made, would be in compliance with all applicable requirements of federal securities laws.

(10) No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Corporation or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or any Affiliate.

(11) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

(12) Headings.    Headings  are  given  to   the   Sections   and
     subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

(13) Brokerage Arrangements. The Committee, in its discretion, may enter into arrangements with one or more banks, brokerages or other financial institutions to facilitate the disposition of Shares acquired upon exercise of Options, including, without limitation, the sale of the Shares acquired upon such exercise.

(14) Indemnification. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action or suit by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that he or she is or was a member of the Committee, shall be indemnified by the Corporation, if, as and to the extent authorized by the laws of the Province of Ontario, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if the terms of such settlement have been consented to by the Corporation) actually and reasonably incurred by him or her in connection with the defense or settlement of such action, suit or proceeding. The indemnification expressly provided by statute in a specific case shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under any lawful agreement, vote of shareholders or disinterested directors or otherwise,



          Exhibit 10.4
     both as to action in his or her official capacity and as to action in any other capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, personal representatives and administrators of such a person. No right of indemnification under the provisions set forth herein shall be available to or enforceable by any such person unless, within sixty (60) days after institution of any such action or proceeding, such person shall have offered the Corporation, in writing, notice of and the opportunity to handle and defend same at its own expense unless the Corporation shall have waived the requirement to provide such written notice and offer.


Section 12  Effective Date of this Plan.

     This Plan shall be effective on March 15, 2001 (the "Effective Date"); provided, however, that if this Plan is not approved by the shareholders of the Corporation within the period ending twelve (12) months after the Effective Date, none of the Options granted hereunder shall constitute Incentive Stock Options.


Section 13  Term of this Plan.

     No Award shall be granted under this Plan after March 11, 2011; provided, however, that any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall extend beyond such date.






          Exhibit 10.4